UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Lpath, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LPATH, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

A special meeting of stockholders of Lpath, Inc. (the “Company”) will be held at the offices of Lpath, Inc., 6335
Ferris Square, Suite A, San Diego, CA  92121 on June      , 2007 at 10:30 a.m. Pacific Daylight Time, for the following purposes:

1.	To ratify an amendment to the Company’s Articles of Incorporation to increase the authorized Class A common stock from 60,000,000 shares to 100,000,000 shares; and

2.

To ratify an amendment to the Company’s 2005 Stock Option/Stock Issuance Plan to increase the number of shares of Class A common stock available under the plan from 5,340,000 shares to 10,390,000 shares.

The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders except as may be required by our by-laws.  Stockholders of record at the close of business on May       , 2007 are entitled to notice of, and to vote on, all matters at the meeting and any reconvened meeting following any adjournments thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

/s/ Gary J. G. Atkinson

Gary J. G. Atkinson Vice President, Chief Financial Officer and Secretary

May , 2007

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.  IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

PROXY STATEMENT FOR SPECIAL MEETING
TO BE HELD JUNE      , 2007

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Lapth, Inc. (the “Board” or “Board of Directors”) with its principal executive offices at 6335 Ferris Square, Suite A, San Diego, California  92121 (“Lpath” or the “Company”) to be voted at a Special Meeting of Stockholders (the “Special Meeting”) to be held on June      , 2007 at the offices of Lpath, Inc. at 6335 Ferris Square, Suite A, San Diego, CA  92121 at  10:30 a.m. Pacific Daylight Time, and any adjournment thereof.  When a proxy is properly executed and returned to Lpath in time for the Special Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy.  If no direction is given in the proxy, the votes represented thereby will not be voted with respect to the two matters submitted to the Company’s stockholders for approval.  With respect to any other item of business that may come before the Special Meeting, the proxy holders will vote in accordance with their best judgment.  This proxy statement and the accompanying proxy are being sent to stockholders on or about May       , 2007.

Proxy Revocation Procedure

A proxy may be revoked at any time before it has been exercised by (i) written notice of revocation given to the Secretary of the Company, (ii) executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken), or (iii) attending the Special Meeting and voting in person.  Attendance at the Special Meeting will not in and of itself revoke a proxy.

Abstentions, Broker Non-Votes

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Class A common stock, par value $0.001 per share (“Common Stock”) entitled to vote at the Special Meeting is necessary to constitute a quorum.  Abstentions and broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

For ratification of the amendment to the Company’s 2005 Stock Option/Stock Issuance Plan and the amendment to the Company’s Articles of Incorporation, the affirmative vote of a majority of the shares entitled to vote on each such matter is required.  The vote on each proposal submitted to stockholders is tabulated separately.  Abstentions are included in the number of shares present and voting on each proposal.  Broker non-votes are not considered for the particular proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

Record Date, Quorum, Voting

Holders of record of our shares of Common Stock, our only class of issued and outstanding voting securities, at the close of business on May       , 2007 (the “Record Date”) are entitled to vote at the Special Meeting.  There were 39,471,266 shares of Common Stock outstanding as of the Record Date.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.  Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders.  A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Special Meeting.

PROPOSAL ONE

TO RATIFY AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 60,000,000 SHARES TO
100,000,000 MILLION SHARES

Increase in Number of Authorized Shares of Common Stock

The Company’s Articles of Incorporation, as amended, currently authorize the issuance of up to 60,000,000 shares of Common Stock.  As of May     , 2007, there were 39,471,266 shares of Common Stock outstanding.  In addition, the Company has reserved 19,889,462 shares for future issuance pursuant to the exercise of outstanding options and warrants and 459,382 shares reserved options yet to be granted under the Company’s 2005 Stock Option/Stock Issuance Plan.  The Company has 59,820,110 shares of Common Stock outstanding on a fully diluted basis.  Consequently, the Company currently has only 179,890 shares of authorized Common stock available for future issuance.

The Board of Directors has approved, subject to stockholder approval, an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 (the “Amendment”).  The Board approved the Amendment in connection with a private placement of the Company’s securities pursuant to a Securities Purchase Agreement (“Purchase Agreement”) entered into on April 6, 2007 with various accredited investors (the “Investors”).  Pursuant to the  Purchase Agreement, the Investors agreed to purchase from the Company an aggregate of 17.7 million shares of the Company’s Common Stock (the “Shares”) and 6.2 million warrants exercisable to purchase the Company’s Common Stock at an exercise price of $1.05 per share (the “Warrants’) for an aggregate purchase price of $16.8 million (the “Private Placement”).   The Purchase Agreement provided for two closings.  The initial closing under the Purchase Agreement occurred on April 6, 2007 (the “Initial Closing”).  At the Initial Closing, the Company received gross proceeds of $13.9 million from the Investors and issued 14.6 million Shares and 5.1 million Warrants. The remaining $2.9 million of the aggregate purchase price is being held in escrow until a second closing, which will occur promptly after the Company’s stockholders approve an increase in the (i) authorized Common Stock to at least 100 million shares and (ii) number of shares covered by the Company’s 2005 Stock Option/Stock Issuance Plan to 10.39 million.  Furthermore, Company needs to increase the number of authorized shares of Common Stock in order to issue to the Investors at the second closing 3.1 million Shares and 1.1 million Warrants.

The additional shares of Common Stock authorized by the Amendment, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized.  A copy of the Amendment is set forth in Appendix A hereto.

The additional shares of Common Stock authorized by the Amendment could be issued at the direction of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in the Company’s business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. Certain of our stockholders have contractual preemptive rights to subscribe for any of the Company’s securities issued in capital raising transactions.  Those holders will have such rights to subscribe for the additional Common Stock proposed to be authorized if and when issued in any qualifying capital raising transaction.  Any future issuances of authorized shares of Common Stock may be approved by the Board of Directors without further action by the stockholders.

Although the Board of Directors will issue Common Stock only when required or when the Board considers such issuance to be in the best interests of the Company, the issuance of additional Common Stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of stockholders. Furthermore, since Nevada law requires the vote of a majority of shares of each class of stock in order to approve certain mergers and reorganizations, the proposed amendment could permit the Board to issue shares to persons supportive of management’s position. Such persons might then be in a position to vote to prevent a proposed business combination which is deemed unacceptable to the Board, although perceived to be desirable by some stockholders, including, potentially, a majority of stockholders. This could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of Directors of the Company to retain their positions. Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders.

Except for (i) shares of Common Stock reserved for issuance under the Company’s stock option plans (including under the proposed amendment to the 2005 Stock Option/Stock Issuance Plan) and other non-plan stock options, (ii) shares of Common Stock to be issued at the second closing for the Private Placement and (iii) shares of Common Stock which the Company would be required to issue upon the exercise of outstanding warrants (including the Warrants to be issued at the second closing for the Private Placement), the Board of Directors has no current plans to issue additional shares of Common Stock. However, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Amendment.

Voting Agreement

In connection with the Private Placement, the Investors and two significant stockholders of the Company entered into voting agreements pursuant to which the Investors and the two significant stockholders agreed to vote their stock in favor of ratifying the Amendment (and ratifying an amendment to the Company’s 2005 Stock Option/Stock Issuance Plan to increase number of shares of Common Stock available under the plan to 10,390,000 shares).  The number of shares of Common Stock covered by these voting agreements represents an aggregate of 20,518,627 shares, or 52% of the outstanding Common Stock.  Consequently, there will be an affirmative vote of the majority of the shares entitled to vote on this proposal at the Special Meeting.  The Amendment will, therefore, be approved as a result of these voting agreements.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Special Meeting will be required to ratify the Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF RATIFICATION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 60,000,000 SHARES TO 100,000,000 SHARES (ITEM 1 ON THE ENCLOSED PROXY CARD).

PROPOSAL TWO

TO RATIFY AN AMENDMENT TO THE COMPANY’S 2005 STOCK OPTION/STOCK ISSUANCE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT FROM 5,340,000 SHARES TO 10,390,000 SHARES

In November 2005, prior to and in connection with our merger with Lpath Therapeutics Inc., our directors and stockholders adopted the 2005 Stock Option/Stock Issuance Plan (the “2005 Plan”).  The 2005 Plan was identical to the 1998 Stock Option/Stock Issuance Plan of Lpath Therapeutics.  Upon the effective date of the merger, each option granted under the Lpath Therapeutics stock option plan was automatically exchanged for one option under the 2005 Plan.

Under the 2005 Plan, officers, employees, directors and consultants may be granted incentive or non-qualified stock options to acquire Common Stock or may be granted stock issuance awards.  The incentive stock options granted under the 2005 Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.  The exercise price of each option is no less than the market price of the Company’s Common Stock on the date of the grant, and an option’s maximum term is ten years.  Options typically vest over a four-year period.  The Company has not granted any stock issuance awards under the 2005 Plan.  Since July 25, 2006, the 2005 Plan provided for a maximum of 5,340,000 shares of Common Stock issuable pursuant to options and issuances made under the plan.

On April 19, 2007, the Board of Directors approved an amendment to the 2005 Plan to increase the number of shares of Common Stock available for grants from 5,340,000 shares to 10,390,000 shares (the “Plan Amendment”).  As of May     , 2007, the Company has granted options to purchase 5,179,900 shares of the Common Stock under the 2005 Plan, of which 170,622 of such options have been exercised and 299,282 have been terminated or forfeited.

The adoption of the Plan Amendment by the Board of Directors was made pursuant to the Purchase Agreement and the stockholders’ approval of the Plan Amendment is a condition to the second closing of the Private Placement at which the Company will receive proceeds of $2.9 million.  The adoption of the Plan Amendment by the Board of Directors also reflects a determination by the Board that ensuring the availability of a sufficient number of, and various types of, options and awards available for grant under the 2005 Plan is important to the Company’s ongoing efforts to attract and retain key senior management personnel and increase the interest of the Company’s executive officers in the Company’s continuing success.

Since the granting of options and stock issuance awards under the 2005 Plan is discretionary, the Company cannot at present determine the number of options and stock issuance awards that will be granted in the future to any person or group of persons or the terms of any future grant. The Compensation Committee will determine future option and award grants and the terms thereof in accordance with the terms of the 2005 Plan.

Set forth below is certain information concerning the 2005 Plan, a copy of which (including the Plan Amendment) is attached as Appendix B hereto.

Description of the 2005 Stock Option/Stock Issuance Plan

General.  The purpose of the 2005 Plan is to allow employees, outside directors and consultants and other independent advisors of the Company and its subsidiaries to increase their proprietary interest in, and to encourage such employees to remain in the employ of, or maintain their relationship with, such entities. It is intended that options granted under the 2005 Plan will qualify either as incentive stock options under Section 422 of the Internal Revenue Code or as non-qualified options. Options granted under the 2005 Plan would only be exercisable for Common Stock.  The 2005 Plan also provides for a stock issuance program, pursuant to which plan participants may purchase stock directly from the Company, which shares may be fully vested or may vest over time.  The Compensation Committee administers the 2005 Plan. The Compensation Committee designates the persons to receive options, the number of shares subject to the options and the terms of the options, including the option price and the duration of each option, subject to certain limitations.

Number of Shares.  The maximum number of shares of Common Stock available for issuance under the 2005 Plan is 10,390,000 shares (subject to stockholder approval), subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like.  Common Stock subject to options granted under the 2005 Plan that expire or terminate will again be available for options to be issued under the 2005 Plan.

Exercise Price.  The price at which shares of Common Stock may be purchased upon exercise of an incentive stock option must be at least 100% of the fair market value of Common Stock on the date the option is granted.  The price at which shares of Common Stock may be purchased upon exercise of non-qualified stock options (called a “Non-Statutory Options” under the 2005 Plan) or pursuant to stock issuance awards must be at least 85% of the fair market value of Common Stock on the date the option is granted.  If the grant of incentive or non-qualified options or stock issuance awards is made to a person holding more than 10% of the outstanding shares of Common Stock (a “10% Stockholder”), then in the price at which shares of Common Stock may be purchased upon exercise of such incentive or non-qualified options or stock issuance award must be at least 110% of fair market value of the Common Stock.  Stock issuance awards may also be granted for past services to the Company rather than for a cash exercise price.

Each of the option exercise price and the stock issuance award exercise price is payable in cash or by check.  In addition, the option price may also be paid through a sale and remittance procedure with any Company-designated broker, pursuant to which the option exercise price is remitted to the Company from the proceeds of any immediate sale of the shares of Common Stock acquired upon the exercise of options.  Subject to restrictions imposed by Federal securities laws and the 2005 Plan, the Compensation Committee may also permit employees to exercise options by delivery of a full-recourse promissory note.

Vesting.  Except for grants or awards made to executive officers, independent directors and consultants, the vesting of options and shares of Common Stock issued pursuant to stock issuance awards cannot be more than five years (at 20% per year) with the initial vesting occurring not later than one year after the date of grant.  The Compensation Committee has complete discretion with respect to the vesting of options and stock issuance awards made to executive officers, independent directors and consultants.

Dollar Limitations.  The aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which incentive stock options are exercisable for the first time in any calendar year by an optionee under the 2005 Plan or any other plan of the Company or a subsidiary, shall not exceed $100,000.

Term.  The Compensation Committee will fix the time or times when, and the extent to which, an option is exercisable, provided that no option will be exercisable later than ten years after the date of grant (or five years in the case of a 10% Stockholder). Subject to the terms of the 2005 Plan, the Compensation Committee, at its sole discretion, shall determine when an option shall expire.  The 2005 Plan provides that the vested portion of an option may be exercised for a period of twelve months after the death or disability of an option holder, and up to three months for any other termination of an option holder’s service to the Company.  Upon any termination or expiration of service to the Company or the failure to achieve vesting objectives, then unvested shares of Common Stock issued under a stock issuance award shall be immediately surrendered to the Company for cancellation, and the holder will have no further stockholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the holder for consideration paid in cash or cash equivalent, the Company will repay to the holder the cash consideration paid for the surrendered shares (or make such other adjustment with respect to cash equivalent payment attributable to such surrendered shares).

Corporate Transactions.  In the event of a sale of the Company by merger, consolidation or sale of all or substantially all of the Company’s assets, the 2005 Plan provides that outstanding options shall vest and become immediately exercisable, unless the successor to the Company replaces the options with a cash incentive program that preserves the option holder’s spread on the unvested options at the time of the sale.  Common Stock that is issued pursuant to a stock issuance award will also fully vest upon the sale of the Company by merger, consolidation or sale of all or substantially all of the Company’s assets unless the successor is assigned repurchase rights.  The Compensation Committee may impose limitation on such acceleration with respect to any option or Common Stock that is issued pursuant to a stock issuance award.

Stockholder Rights.  The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.  The holder of any shares of Common Stock issued to such holder under the Stock Issuance Program, whether or not the holder’s interest in those shares is vested, shall have full stockholder rights with respect to such shares, including the right to vote such shares and to receive any regular cash dividends paid on such shares.

Amendment to 2005 Plan.  The Board of Directors may amend, suspend or discontinue the 2005 Plan, but it must obtain stockholder approval to certain amendments, such as the increase of the number of shares subject to the 2005 Plan, as required pursuant to applicable laws and regulations.

Certain Federal Income Tax Consequences of Option Grants and Exercises.  Under current federal income tax law, the grant of incentive stock options under the 2005 Plan will not result in any taxable income to the optionee or any deduction for the Company at the time the options are granted. The optionee recognizes no gain upon the exercise of an option.  However the amount by which the fair market value of Common Stock at the time the option is exercised exceeds the option price is an “item of tax preference” of the optionee, which may cause the optionee to be subject to the alternative minimum tax. If the optionee holds the shares of Common Stock received on exercise of the option at least one year from the date of exercise and two years from the date of grant, he will be taxed at the time of sale at long-term capital gains rates, if any, on the amount by which the proceeds of the sale exceed the option price. If the optionee disposes of the Common Stock before the required holding period is satisfied, ordinary income will generally be recognized in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the option price, or, if the disposition is a taxable sale or exchange, the amount of gain realized on such sale or exchange if that is less. If, as permitted by the 2005 Plan, the Compensation Committee permits an optionee to exercise an option by delivering already owned shares of Common Stock (valued at fair market value), the optionee will not recognize gain as a result of the payment of the option price with such already owned shares. However, if such shares were acquired pursuant to the previous exercise of an option, and were held less than one year after acquisition or less than two years from the date of grant, the exchange will constitute a disqualifying disposition resulting in immediate taxation of the gain on the already owned shares as ordinary income. It is not clear how the gain will be computed on the disposition of shares acquired by payment with already owned shares.

The foregoing discussion summarizes the federal income tax consequences of the grant and exercise of stock options under the 2005 Plan based on current provisions of the Internal Revenue Code of 1986 (as amended to date), which are subject to change. This summary does not cover any state or local tax consequences of participation in the 2005 Plan.

Securities authorized for issuance under equity compensation plans

The following table sets forth information about the Common Stock available for issuance under compensatory plans and arrangements as of May      , 2007.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options under equity compensation plans	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by security holders	4,709,996	$0.57	459,382

Equity compensation plans not approved by security holders	—	—	5,050,000	(1)

Total	4,709,996	$0.57	5,509,382

The Company’s only equity compensation plan is the 2005 Plan.

(1)  Represents the shares added to the 2005 Plan pursuant to the Plan Amendment.

Voting Agreement

In connection with the Private Placement, the Investors and two significant stockholders of the Company entered into voting agreements pursuant to which the Investors and the two significant stockholders agreed to vote their stock in favor of ratifying the Plan Amendment (and ratifying the Amendment).  The number of shares of Common Stock covered by these voting agreements represents an aggregate of 20,518,627 shares, or 52% of the outstanding Common Stock.  Consequently, there will be an affirmative vote of the majority of the shares entitled to vote on this proposal at the Special Meeting.  The Plan Amendment will, therefore, be approved as a result of these voting agreements.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Special Meeting will be required to ratify the Plan Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF AN AMENDMENT TO THE COMPANY’S 2005 STOCK OPTION/STOCK ISSUANCE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT UNDER THE PLAN FROM 5,340,000 SHARES TO 10,390,000 SHARES (ITEM 2 ON THE ENCLOSED PROXY CARD).

OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Special Meeting other than the matters described above.  However, if any other matter properly comes before the Special Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This proxy statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  The Company will bear the expenses of calling and holding the Special Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm.  Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Proposals that are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders.  In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal.  In addition, the stockholder must continue to hold those securities through the date of the meeting.  Under current Securities and Exchange Commission rules, to be included in the Company’s proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2007 annual meeting of stockholders must be received by the Company, subject to certain exceptions, no later than June      , 2007.  Any such proposal, including any accompanying supporting statement, may not exceed 500 words.  Such proposal should be addressed to the Secretary of the Company, Gary Atkinson.  In addition, the proxy solicited by the Board of Directors for the 2007 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2007 annual meeting of stockholders that is not described in the 2007 proxy statement unless the Company has received notice of such proposal on or before the close of business on June       , 2007.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gary J. G. Atkinson

Gary J. G. Atkinson
Vice President, Chief Financial Officer and Secretary

May , 2007

List of Appendices

Appendix A – Amendment to Articles of Incorporation

Appendix B – 2005 Stock Option/Stock Issuance Plan (including the Plan Amendment)

Appendix A

CERTIFICATE OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

LPATH, INC.

(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

The undersigned do hereby certify:

1. That Lpath, Inc (the “Corporation”) is a corporation formed under the laws of the State of Nevada, and its Articles of Incorporation were filed in the office of the Secretary of State on September 18, 2002, file number:  # C23301-02.

2. That capital has been paid to the Corporation, and stock of the Corporation has been issued.

3. That pursuant to a unanimous written consent of the Corporation’s Board of Directors (the “Board”) dated April 19, 2007, the Board consented to and approved an amendment (the “Amendment”) to the second paragraph of Article THIRD of the Corporation’s Articles of Incorporation to increase the Corporation’s authorized capital stock to 100 million shares of Class A Common Stock.

4. That at a meeting of the Corporation’s stockholders held on June     , 2007, a majority vote of the Corporation’s stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon consented to and approved the Amendment, and that, therefore, the second paragraph of Article III of the Corporation’s Articles of Incorporation is amended to read as follows:

“One Hundred Million (100,000,000) shares of Class A Common Stock of the Par Value of $0.001 all of which shall be entitled to voting power.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment of Articles of
Incorporation on this        day of June, 2007.

By: Scott Pancoast
Title: President

By: Gary J. G. Atkinson
Title: Secretary

A-1

Appendix B

LPATH, INC.

2005 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.                                         PURPOSE OF THE PLAN

This 2005 Stock Option/Stock Issuance Plan is intended to promote the interests of Lpath, Inc., a Nevada corporation, by providing eligible persons in the Corporation’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.                                    STRUCTURE OF THE PLAN

A.            The Plan shall be divided into two (2) separate equity programs:

(i)    the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(ii)   the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B.            The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.                                ADMINISTRATION OF THE PLAN

A.            The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B.            The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

IV.                               ELIGIBILITY

A.            The persons eligible to participate in the Plan are as follows:

(i)    Employees,

(ii)   non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

(iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.            The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

C.            The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.            STOCK SUBJECT TO THE PLAN

A.            The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 10,390,000 shares.

B.            Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C.            Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.  In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

ARTICLE TWO

OPTION GRANT PROGRAM

I.                                        OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator, provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.            Exercise Price.

1.             The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions;

(i)    The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

(ii)   If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

2.             The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i)    in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(ii)   to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.            Exercise and Term of Options.  Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.            Effect of Termination of Service.

1.             The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)    Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(ii)   Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(iii)  If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee’s death to exercise such option.

(iv)  Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(v)   During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

(vi)  Should Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

2.             The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to;

(i)    extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)   permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D.            Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

E.             Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.  The Plan Administrator may not impose a vesting schedule upon the option grant or any shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

F.             First Refusal Rights.  Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

G.            Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.

H.            Withholding. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

II.                                    INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A.            Eligibility. Incentive Options may only be granted to Employees.

B.            Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C.            Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as

Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.            10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

III.           CORPORATE TRANSACTION

A.            The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation’s repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

B.            All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or  (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.            Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

D.            Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

E.             The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation’s repurchase rights with respect to the shares subject to those options) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

F.             The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.  In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

G.            The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

H.            The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.                               CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefore new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.                                        STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.            Purchase Price.

1.             The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date.  However, the purchase price per share of Common Stock issued to a 10% Shareholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

2.             Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)    cash or check made payable to the Corporation, or

(ii)   past services rendered to the Corporation (or any Parent or Subsidiary).

B.            Vesting Provisions.

1.             Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members of independent consultants.

2.             Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.             The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.             Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

5.             The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non- attainment of the applicable performance objectives.

C.            First Refusal Rights.  Until such time as the Common Stock is first registered under Section 12 of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

II.                                    CORPORATE TRANSACTION

A.            Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

B.            The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

III.                                SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

MISCELLANEOUS

I.             FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.            EFFECTIVE DATE AND TERM OF PLAN

A.            The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B.            The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction.  All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

III.                                AMENDMENT OF THE PLAN

A.            The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.  In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

B.            Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.          USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.            WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

VI.          REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

VII.         NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII.        FINANCIAL REPORTS

The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

As approved and adopted by the Board of Directors of Lpath, Inc. (then known as Neighborhood Connections Inc.) on November 29, 2005 and approved by Stockholders on November 29, 2005.

APPENDIX

The following definitions shall be in effect under the Plan:

A.            Board shall mean the Corporation’s Board of Directors.

B.            Code shall mean the Internal Revenue Code of 1986, as amended.

C.            Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

D.            Common Stock shall mean the Corporation’s common stock.

E.             Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

(i)            a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii)           the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

F.             Corporation shall mean Lpath, Inc., Nevada corporation, and any successor corporation to all or substantially all of the assets or voting stock of Lpath, Inc. which shall by appropriate action adopt the Plan.

G.            Disability  shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

H.            Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.              Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J.             Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)            If the Common Stock is at the time traded on the Nasdaq National Market (or the Nasdaq Capital Market or the OTC Bulletin Board), then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market (or the Nasdaq Capital Market or the OTC Bulletin Board). If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)           If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)          If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

K.            Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

L.             Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i)            such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii)           such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

M.           Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

N.            1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O.            Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

P.             Option Grant Program shall mean the option grant program in effect under the Plan.

Q.            Optionee shall mean any person to whom an option is granted under the Plan.

R.            Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S.             Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T.            Plan shall mean the Corporation’s 2005 Stock Option/Stock Issuance Plan, as set forth in this document.

U.            Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V.            Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

W.           Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.